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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this Annual Report on Form 10-K as amended by Form 10-K/A of Voxware, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Bathsheba J. Malsheen, Ph.D., Chief Executive Officer of the Company, and Nicholas Narlis, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement required by Section 906 has been provided to Voxware, Inc. and will be retained by Voxware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                               /s/ Bathsheba J. Malsheen, Ph.D.
                                               ---------------------------------
Dated:  October 23, 2003                       Bathsheba J. Malsheen, Ph.D.
                                               Chief Executive Officer